UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2024

MDU Resources Group Inc
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-03480	30-1133956

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $1.00 per share	MDU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On October 1, 2024, the board of directors of MDU Resources Group, Inc. (the “Company”) approved the completion of the previously announced separation of the Company’s wholly owned construction services subsidiary, Everus Construction, Inc., from the Company (the “Separation”). The Separation will occur by means of a pro rata distribution (the “Distribution”) of all the outstanding shares of common stock of Everus Construction Group, Inc., a wholly owned subsidiary of the Company that was formed to be the new parent company for the construction services business post-separation (“Everus”), to the Company’s stockholders of record as of the close of business on October 21, 2024 (the “Record Date”). The Distribution is expected to be effective at 11:59 p.m. Eastern time on October 31, 2024.

In connection with the Separation and Distribution, each Company stockholder of record will receive one share of Everus common stock for every four shares of the Company’s common stock held as of the close of business on the Record Date (such ratio, the “Distribution Ratio”). The Company will not distribute any fractional shares of Everus common stock to its stockholders as part of the Distribution. Instead, the Company’s stockholders will receive cash in lieu of any fractional shares of Everus common stock that they would have received after application of the Distribution Ratio.

Following the Separation and Distribution, the Company stockholders will own 100% of the outstanding shares of Everus common stock, and Everus will be a separate public company from the Company. The Separation and Distribution is subject to the satisfaction or waiver of certain conditions, as more fully described in Everus’ registration statement on Form 10 (File No. 001-42276), including the preliminary information statement attached as Exhibit 99.1 thereto.

The press release announcing certain details of the Separation and Distribution is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of MDU Resources Group, Inc., dated October 2, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* * *

Cautionary Note on Forward Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained in this Current Report, including statements about the planned separation of Everus Construction, Inc., the distribution of Everus common stock to the Company’s stockholders, the future state of the Company and future stock performance, are expressed in good faith and are believed by the Company to have a reasonable basis. Nonetheless, actual results may differ materially from the projected results expressed in the forward-looking statements. For a discussion of important factors that could cause actual results to differ materially from those expressed in the forward-looking statements, refer to Item 1A-Risk Factors in the Company’ most recent Form 10-Q and 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2024

MDU Resources Group, Inc.

By:	/s/ Paul R. Sanderson

Paul R. Sanderson
Vice President, Chief Legal Officer
and Secretary

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